UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K


                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                          JANUARY 12, 1998
        (Date of Report [Date of earliest event reported]:)

                    FIRST OF AMERICA BANK, N.A.
         (Exact name of registrant as specified in charter)
                As Servicer and Co-Originator of the
             First of America Credit Card Master Trust

                           UNITED STATES
   (State or other jurisdiction of incorporation or organization)

                           NOT APPLICABLE
                       (Commission File No.)

                             38-0861745
                (I.R.S. Employer Identification No.)

                      108 EAST MICHIGAN AVENUE
                        KALAMAZOO, MICHIGAN
              (Address of principal executive offices)

                               49007
                             (Zip Code)

                           (616) 376-9000
        (Registrant's telephone number, including area code)


        (Former name, former address and former fiscal year,
                   if changed since last report.)


  Item 7.   Financial Statements, Pro forma Financial
            Information and Exhibits.


  Exhibit 7.1    Monthly Certificateholders' Statement dated
                 January 12, 1998 for Series 1995-1.





                             SIGNATURES

       Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has caused this report to be signed on behalf of the First of America Credit Card Master
  Trust by the undersigned thereunto duly authorized.

                      FIRST OF AMERICA BANK, N.A.
                      Servicer and Co-Originator of the
                      First of America Credit Card Master Trust


                 By:  FIRST OF AMERICA BANK CORPORATION
                      (Authorized Agent)



  Dated:  January 28, 1998      By:  /S/  KEVIN T. THOMPSON
                                Name:     Kevin T. Thompson
                                Title:    Senior Vice President
                                          and Controller


                           EXHIBIT INDEX


  Exhibit 7.1    Monthly Certificateholders' Statement dated
                 January 12, 1998 for Series 1995-1.